SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           ---------------------------


                                   FORM 8-A/A1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       QueryObject Systems Corporation (f/k/a CrossZ Software Corporation)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                        94-3087939
--------------------------------------------------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


One Expressway Plaza, Suite 208, Roslyn Heights, New York         11577
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

If this form relates to the  registration  of a class of     If this form relates to the registration of a class of
securities  pursuant to Section 12(b) of the Exchange        securities  pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General  Instruction        Act and is effective pursuant to General  Instruction
A.(c),  please check the following box. /X/                  A.(d),  please check the following box. / /


Securities Act registration statement file number to which this form relates:333-34667
        ---------


Securities to be registered pursuant to Section 12(b) of the Act:



       Title of each class                  Name of Each Exchange on Which Each
       to be so registered                         Class is to be Registered
------------------------------              ------------------------------------
Common Stock, $.003 par value                    American Stock Exchange
                                              and the Boston Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:
None.


--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.    Description of Registrant's Securities To Be Registered.

     The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-34667) under the heading "Description of Securities", which has been filed with the Securities and Exchange Commission, and which description is herein incorporated by reference. The Registrant is filing this amendment to Form 8-A to reflect that its Common Stock will now be listed on the American Stock Exchange as well as the Boston Stock Exchange.

Item 2.    Exhibits.

           3.1      Registrant's Restated Certificate of Incorporation.(1)

           3.2      Bylaws of the Registrant, as amended.(1)

           3.3 Certificate of Amendment to the Certificate of Incorporation of the Registrant(2)

           4.1      Specimen Common Stock Certificate of the Registrant.(1)





--------
   (1)Incorporated by reference and filed by amendment to the exhibit of the same number contained in the Registrant's Registration Statement (the
"Registration Statement") on Form SB- 2 (File No. 333-34667, and exhibits thereto, filed with the Securities and Exchange Commission on August 29, 1997, as amended.)
   (2)Incorporated by reference to the exhibit of the same number contained in the Registrant's Annual Report on Form 10-KSB (File No. 001-013587, and exhibits thereto, filed with the Securities and Exchange Commission on March 30, 2000.)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:                              QUERYOBJECT SYSTEMS CORPORATION



                                    By:/s/ Daniel M. Pess
                                       ----------------------------------------
                                       Name:  Daniel M. Pess
                                       Title: Executive Vice President, Chief
                                       Operating Officer and Chief Financial
                                       Officer



                                       -3-